UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2017
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on June 15, 2017, stockholders voted on the election of Directors to the Board, an advisory vote to approve the compensation of named executive officers, an advisory vote on the frequency of future advisory votes on the compensation of named executive officers and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The holders of 21,527,166 shares of Class A common stock, or approximately 78.76% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Peter A. Cohen	14,482,682	759,859
Katherine E. Dietze	14,718,201	524,340
Steven Kotler	14,714,001	528,540
Jerome S. Markowitz	14,731,056	511,485
Jack H. Nusbaum	14,048,830	1,193,711
Douglas A. Rediker	14,720,589	521,952
Jeffrey M. Solomon	14,096,582	1,145,959
Joseph R. Wright	14,732,217	510,324

Broker non-votes for each director totaled 6,284,625.

The stockholders’ cast an advisory vote to approve the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	13,738,907	1,477,303	26,331

Broker non-votes for this proposal totaled 6,284,625.

The stockholders’ cast an advisory vote on the frequency of future advisory votes to approve the compensation of the Company's named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	One Year	Two Years	Three Years	Abstain
Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company's Named Executive Officers	13,855,238	8,650	1,350,148	28,505

Broker non-votes for this proposal totaled 6,284,625.

Based on the results of the advisory vote recommending the frequency of future advisory votes to approve the compensation of the Company's named executive officers, the Board of Directors has determined to include a shareholder vote on executive compensation in its proxy materials every year.

The stockholders’ vote ratified the appointment of the independent auditor. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Ratification of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2017	21,392,681	120,398	14,087

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: June 15, 2017                    By: _/s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel